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                                                                Exhibit: 10.22FT

[FUTECH EDUCATIONAL PRODUCTS, INC. LOGO]



March 27, 1997


Our Technology Speaks For Itself.


                                         Vincent W. Goett
                                         CEO, Chairman, President
                                         ------------------------
                                         2999 N. 44th Street, Suite 225
                                         Phoenix, AZ 85018-7247
                                         Tel. 602-908-8765
                                         Fax 602-208-9950
Stephen and Debra McTaggart
179 Niblick Rd. #347
Paso Robles CA 93445

Transmitted via facsimile to 305-528-7379

Re: Agreement to amend payment terms of patent-related and royalty promissory notes

Dear Stephen and Debra,

     This letter will serve to amend the payment terms of the following documents:

     1. Promissory Note obligating Futech to pay you $250,000.00 on or before December 31, 1996 for patent related issues and obligations;

     2. Promissory Notes obligating Futech to pay you $100,000.00 on or before December 31, 1996 for past royalties.

     Futech recognizes that it still currently has an obligation to pay you a total of $350,000.00. We are proposing to pay you $200,000.00 of the $350,000.00 on or before April 2, 1997. The $200,000.00 will be applied as follows:

     -  $150,000.00 towards the $250,000.00 balance in item 1, above:
     -  $ 50,000.00 towards the $100,000.00 in item 2, above.

The remaining $150,000.00 will then be paid no later than five (5) months after the execution of this document or sooner if possible.

     By your signatures below you are acknowledging your acceptance of this new payment schedule. I look forward to receiving your signed copy back at your earliest convenience.

                                   Sincerely,

                                   /s/ Vincent W. Goett
                                   ---------------------------------
                                   Vincent W. Goett
                                   Chairman and CEO

We, as evidenced by our signatures below, are acknowledging that we have read, understand and agree to the change to the payment terms as outlined above.


/s/  Stephen I. McTaggart               /s/ Debra McTaggart
---------------------------------       ----------------------------------
Stephen I. McTaggart                    Debra McTaggart